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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) DECEMBER 2, 2008

                     UNITED AMERICAN HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                      001-11638                 38-2526913
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

              300 RIVER PLACE, SUITE 4950, DETROIT, MICHIGAN 48207
               (Address of principal executive offices) (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (313) 393-4571

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the Securities Act.

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 8.01. OTHER EVENTS.

     On December 2, 2008, United American Healthcare Corporation (the
"Company") issued a press release announcing that its board of directors has approved a share repurchase program, authorizing the Company to repurchase up to $1.0 million of the Company's outstanding common stock.

9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (C) EXHIBITS.

     The following exhibit is filed as part of this Report:

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
EXHIBIT NO.   DESCRIPTION
-----------   -----------
   99.1       Press Release dated December 2, 2008.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2008                 UNITED AMERICAN HEALTHCARE CORPORATION


                                       By: /s/ Stephen D. Harris
                                           -------------------------------------
                                       Name: Stephen D. Harris
                                       Title: Executive Vice President and Chief
                                              Financial Officer


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